Exhibit A-6
                              MESC PLANT SCHEMATIC


                                 Surplus Assets

No. 3 Turbine
Generator
____________

                                                                     No. 8
         No. 6 Turbine      No. 5 Power      No. 6 Power            Recovery
          Generator            Boiler          Boiler                Boiler
                              Fuel: Gas    Fuel: Biomass, Gas       Fuel: Gas
       ----------------   -------------   ------------------       ---------
                                     |              |                |
                                     |              |                |
                                     |              |                |
                                     |--------------|                |
                                                    |                |
                                                    |                |
                                                    |                |
                                                    |                |
            N. 8 Power              No. 7 Power     |                |
             Boiler                  Boiler         |                |
           Fuel: Gas           Fuel: Coal, Biomass, |                |
                                   Gas  (backup)    |                |
          -------------       ---------------------------------------|
                |                       |           |                |
                |                       |           |                |
                |                       |           |                |
      High Pressure Steam      High Pressure Steam  |        High Pressure Steam
      ---------------------------------------------------------------|
      |                      |                      |
      |                      |                      |
No. 7 Turbine        No. 5 Turbine                  |
  Generator            Generator                    |
       |                   |                        |
       |                   |                        |
       |                   |                        |
  ------------           ---------------------------
                         |
                         |
                  Low Pressure Steam
                         |
                         |
                         |
                         |
                         |
                         |
                         |
            -----------------
                     KC
                (Tissue Mill)